                               EXHIBIT 10(c)












---------------------------------------------------------------------------







                         CARPENTER INDUSTRIES INC.

                       REGISTRATION RIGHTS AGREEMENT



                             JANUARY ___, 1997







---------------------------------------------------------------------------

                             TABLE OF CONTENTS
                                                                       Page

RECITALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

ARTICLE I
     DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.1  Defined Terms in Stockholders' Agreement . . . . . . . . . . . .1
     1.2  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . .2

ARTICLE II
     DEMAND REGISTRATIONS. . . . . . . . . . . . . . . . . . . . . . . . .5
     2.1  Requests for Registration. . . . . . . . . . . . . . . . . . . .5
     2.2  Long-Form Registrations. . . . . . . . . . . . . . . . . . . . .6
     2.3  Short-Form Registrations . . . . . . . . . . . . . . . . . . . .6
     2.4  Effective Registration Statement . . . . . . . . . . . . . . . .7
     2.5  Priority on Demand Registrations . . . . . . . . . . . . . . . .8
     2.6  Selection of Underwriters. . . . . . . . . . . . . . . . . . . .9
     2.7  Black-Out Rights and Postponement. . . . . . . . . . . . . . . .9

ARTICLE III
     PIGGYBACK REGISTRATIONS . . . . . . . . . . . . . . . . . . . . . . 10
     3.1  Right to Piggyback . . . . . . . . . . . . . . . . . . . . . . 10
     3.2  Piggyback Expenses . . . . . . . . . . . . . . . . . . . . . . 10
     3.3  Priority on Primary Registrations. . . . . . . . . . . . . . . 10
     3.4  Priority on Secondary Registrations. . . . . . . . . . . . . . 11

ARTICLE IV . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     HOLDBACK AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . 11
     4.1  Holdback . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     4.2  Company Holdback . . . . . . . . . . . . . . . . . . . . . . . 12

ARTICLE V. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     REGISTRATION PROCEDURES . . . . . . . . . . . . . . . . . . . . . . 12

ARTICLE VI . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     REGISTRATION EXPENSES . . . . . . . . . . . . . . . . . . . . . . . 17
     6.1  Fees Generally . . . . . . . . . . . . . . . . . . . . . . . . 17
     6.2  Counsel Fees . . . . . . . . . . . . . . . . . . . . . . . . . 17

ARTICLE VII. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     UNDERWRITTEN OFFERINGS. . . . . . . . . . . . . . . . . . . . . . . 18
     7.1  Demand Underwritten Offerings. . . . . . . . . . . . . . . . . 18
     7.2  Incidental Underwritten Offerings. . . . . . . . . . . . . . . 18

ARTICLE VIII . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
     INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . 19
     8.1  Indemnification by the Company . . . . . . . . . . . . . . . . 19
     8.2  Indemnification by a Selling Stockholder . . . . . . . . . . . 20
     8.3  Indemnification Procedure. . . . . . . . . . . . . . . . . . . 21
     8.4  Underwriting Agreement . . . . . . . . . . . . . . . . . . . . 22
     8.5  Contribution . . . . . . . . . . . . . . . . . . . . . . . . . 22
     8.6  Periodic Payments. . . . . . . . . . . . . . . . . . . . . . . 23

ARTICLE IX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
     RULE 144. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

ARTICLE X. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
     PARTICIPATION IN UNDERWRITTEN REGISTRATIONS . . . . . . . . . . . . 24

ARTICLE XI . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
     MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
     11.1 No Inconsistent Agreements . . . . . . . . . . . . . . . . . . 24
     11.2 Adjustments Affecting Registrable Securities . . . . . . . . . 25
     11.3 Specific Performance . . . . . . . . . . . . . . . . . . . . . 25
     11.4 Actions Taken; Amendments and Waivers. . . . . . . . . . . . . 25
     11.5 Successors and Assigns . . . . . . . . . . . . . . . . . . . . 26
     11.6 Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
     11.7 Headings; Certain Conventions. . . . . . . . . . . . . . . . . 28
     11.8 Gender . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
     11.9 Invalid Provisions . . . . . . . . . . . . . . . . . . . . . . 29
     11.10 Governing Law . . . . . . . . . . . . . . . . . . . . . . . . 29
     11.11 Consent to Jurisdiction and Service of Process. . . . . . . . 29
     11.12 Waiver of Jury Trial. . . . . . . . . . . . . . . . . . . . . 30
     11.13 Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . 30

Exhibit A-1    --   Form of Registration Rights Joinder Agreement for
                    Permitted Transferees
Exhibit A-2    --   Form of Registration Rights Joinder Agreement for
                    Additional Stockholders
Exhibit A-3    --   Form of  Registration Rights Joinder Agreement for
                    Transferees under Section 2.5 of the Stockholders'
                    Agreement

          REGISTRATION RIGHTS AGREEMENT dated as of January __, 1997, among CARPENTER INDUSTRIES INC., a Delaware corporation (the "COMPANY"), SPARTAN MOTORS, INC., a Michigan corporation ("Spartan"), RECOVERY EQUITY INVESTORS II, L.P., a Delaware limited partnership ("REI II"), and CARPENTER INDUSTRIES LLC, an Indiana limited liability company ("SerVaas"). Capitalized terms are used as defined in Article I hereto.


                                 RECITALS

          WHEREAS, the Company, Spartan, REI II, SerVaas, the Beurt SerVaas Revocable Trust and The Curtis Publishing Company have entered into that certain Investment Agreement dated as of December 23, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "INVESTMENT AGREEMENT"), pursuant to which, among other things, each of Spartan and REI II is acquiring 300 newly issued shares of common stock, no par value per share (the "COMMON STOCK");

          WHEREAS, immediately following the consummation of the transactions contemplated by the Investment Agreement, SerVaas shall own, beneficially and of record, 300 shares of Common Stock;

          WHEREAS, the Investment Agreement, among other things, provides that the execution and delivery of a stockholders' agreement and a registration rights agreement in substantially the form hereof is a condition to the consummation of the other transactions contemplated by the Investment Agreement; and

          WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Stockholders' Agreement among the parties hereto and dated the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, the "STOCKHOLDERS' AGREEMENT").

          NOW THEREFORE, in connection with the Investment Agreement and the Stockholders' Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                 ARTICLE I
                                DEFINITIONS

          1.1  DEFINED TERMS IN STOCKHOLDERS' AGREEMENT.

          Unless otherwise defined herein, capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Stockholders' Agreement.

                                              REGISTRATION RIGHTS AGREEMENT

          1.2  DEFINITIONS.

          The following defined terms, when used in this Agreement, shall have the respective meanings set forth below (such definitions to be equally applicable to both singular and plural forms of the terms defined):

          "ADDITIONAL STOCKHOLDER" means any person who has executed a Joinder Agreement as an Additional Stockholder pursuant to Section 6.2 of the Stockholders' Agreement, and its direct and indirect Permitted Transferees, so long as any such Person shall hold Registrable Securities, and only to the extent that (i) the Company has granted such Person registration rights as a Stockholder hereunder and (ii) such Person has executed a Registration Rights Joinder Agreement.

          "BLACK-OUT NOTICE" has the meaning ascribed to it in Section
2.7(b).

          "COMMON STOCK" has the meaning ascribed to it in the recitals hereto.

          "COMPANY" has the meaning ascribed to it in the introductory paragraph of this Agreement.

          "DEMAND REGISTRATION" means (i) any Qualifying Offering requested in accordance with Section 2.1(a), or (ii) any Long-Form Registration or Short-Form Registration requested in accordance with Section 2.1(b).

          "INITIAL PUBLIC OFFERING" means the first time a registration statement filed under the Securities Act with the Commission respecting an offering, whether primary or secondary, of Common Stock (or securities convertible, exercisable or exchangeable for or into Common Stock or rights to acquire Common Stock or such securities), which is underwritten on a firmly committed basis, is declared effective and the securities so registered are issued and sold.

          "INVESTMENT AGREEMENT" has the meaning ascribed to it in the recitals hereto.

          "LONG-FORM REGISTRATION" has the meaning ascribed to it in
Section 2.1(b).

          "PERMITTED TRANSFEREE" means:

          (i) with respect to any Stockholder who is a natural person, the spouse or any lineal descendant (including by adoption and stepchildren) of such Stockholder, any son-in-law or daughter-in-

                                              REGISTRATION RIGHTS AGREEMENT

          law of such Stockholder, or any trust of which such Stockholder is the trustee and which is established solely for the benefit of any of the foregoing individuals and whose terms are not inconsistent with the terms of the Stockholders' Agreement; and

          (ii) with respect to any Stockholder who is not a natural person, (A) any Affiliate of such Stockholder and any trustee, officer, director or employee of such Stockholder or any such Affiliate, (B) any spouse, lineal descendant (including by adoption and stepchildren), son-in-law or daughter-in-law of the trustees, officers, directors and employees referred to in clause
          (A) above, and any trust where a majority in interest of the beneficiaries thereof are one or more of the persons described in this clause (B) and the trustees, officers, directors and employees described in clause (A) above and whose terms are not inconsistent with the terms of this Agreement or the Stockholders' Agreement; and

          (iii) as to any REI Stockholder, (w) any other REI Stockholders,
          (x) any general partner or limited partner of REI II, (y) any partner, officer or employee of any such general partner or limited partner, (z) any Affiliate of any such general partner or limited partner, (ww) any director, officer, employee, investment advisor or partner of any such Affiliate or general partner or limited partner (and any subsequent transferee of such partner), and (xx) any liquidating trust or similar entity established by REI II or any of the foregoing entities for the benefit of its partners or interest holders and their Permitted Transferees for the purpose of holding Registrable Securities; and

          (iv) as to any SerVaas Stockholder, (w) any other SerVaas Stockholder, and (x) any liquidating trust or similar entity established by or on behalf of a SerVaas Stockholder and its Permitted Transferees for the purpose of holding Registrable Securities.

          "PIGGYBACK HOLDERS" has the meaning ascribed to it in Section
3.1.

          "PIGGYBACK REGISTRATION" has the meaning ascribed to it in
Section 3.l.

          "REGISTRATION EXPENSES" has the meaning ascribed to it in Section
6.l.

                                              REGISTRATION RIGHTS AGREEMENT

          "REGISTRABLE SECURITIES" means, at any time, (i) the shares of Common Stock then issued and outstanding or which are issuable upon the conversion, exercise or exchange of Equity Equivalents, (ii) any then outstanding securities into which shares of Common Stock shall have been changed and (iii) any then outstanding securities resulting from any reclassification or recapitalization of Common Stock; PROVIDED, HOWEVER, that "Registrable Securities" shall not include any shares of Common Stock or other securities obtained or transferred pursuant to an effective registration statement under the Securities Act or in a Rule 144 Transaction; and PROVIDED FURTHER, HOWEVER, that "REGISTRABLE SECURITIES" shall not include any shares of Common Stock or other securities which are held by a Person who is not a Stockholder.

          "REGISTRATION RIGHTS JOINDER AGREEMENT" means a Registration Rights Joinder Agreement in the form attached hereto as Exhibit A.

          "REI II" has the meaning ascribed to it in the introductory paragraph of this Agreement.

          "REI STOCKHOLDERS" means REI II and its direct and indirect Permitted Transferees, so long as any such Person shall hold Registrable Securities.

          "REQUESTING INVESTORS" means, with respect to any Demand Registration, the Required Spartan Stockholders Required REI Stockholders or Required SerVaas Stockholders (as the case may be) that have requested such Demand Registration in accordance with Section 2.1(a) or (b).

          "REQUIRED REI STOCKHOLDERS" means, as of the date of any determination thereof, REI Stockholders which then hold Registrable Securities representing at least a majority (by number of shares) of the Registrable Securities, on a fully diluted basis, then held by all REI Stockholders.

          "REQUIRED SERVAAS STOCKHOLDERS" means, as of the date of any determination thereof, SerVaas Stockholders which then hold Registrable Securities representing at least a majority (by number of shares) of the Registrable Securities, on a fully diluted basis, then held by all SerVaas Stockholders.

          "REQUIRED SPARTAN STOCKHOLDERS" means, as of the date of any determination thereof, Spartan Stockholders which then hold Registrable Securities representing at least a majority (by number of shares) of the Registrable Securities, on a fully diluted basis, then held by all Spartan Stockholders.

                                              REGISTRATION RIGHTS AGREEMENT

          "REQUISITE REQUESTING INVESTORS" means, as of the date of any determination thereof with respect to any Demand Registration, Requesting Investors of such Demand Registration which then hold at least 66-2/3% (by number of shares) of the Registrable Securities, on a fully diluted basis, then held by all Requesting Investors of such Demand Registration.

          "SERVAAS STOCKHOLDERS" means SerVaas and its direct and indirect Permitted Transferees, so long as any such Person shall hold Registrable Securities.

          "SHORT-FORM REGISTRATION" has the meaning ascribed to it in
Section 2.1(b).

          "SPARTAN STOCKHOLDERS" means Spartan and its direct and indirect Permitted Transferees, so long as any such Person shall hold Registrable Securities.

          "STOCKHOLDERS" means the Spartan Stockholders, the REI
Stockholders, the SerVaas Stockholders and any Additional Stockholder or transferee of any of the foregoing persons who has acquired Registrable Securities in accordance with the Stockholders' Agreement and who has executed a Registration Rights Joinder Agreement.

          "STOCKHOLDERS' AGREEMENT" has the meaning ascribed to it in the recitals hereto.

          "TRUST" has the meaning ascribed to it in the introductory paragraph of this Agreement.



                                ARTICLE II
                           DEMAND REGISTRATIONS

          2.1  REQUESTS FOR REGISTRATION.

          (a) If the Company has not theretofore effected a public offering, then, at any time from and after the third anniversary of the date hereof, any of the Required Spartan Stockholders, the Required REI Stockholders or the Required SerVaas Stockholders may request that the Company effect a Qualifying Offering, and the Company shall use all reasonable efforts to effect the Qualifying Offering within 120 days after its receipt of such request. Within 10 days after its receipt of such request, the Company will give written notice of such request to all other holders of Registrable Securities. The Company will use all reasonable efforts to include in the Qualifying Offering (i) all Registrable

                                              REGISTRATION RIGHTS AGREEMENT

Securities which the Requesting Investors have requested to be included therein and (ii) all other Registrable Securities with respect to which the Company has received written requests for inclusion therein by the Stockholders within 30 days after their receipt of the Company's notice, subject in each case to the provisions of Section 2.5. The Company will pay all Registration Expenses in connection with a Qualifying Offering requested in accordance with this Section 2.1(a).

          (b) Subject to Sections 2.2, 2.3 and 2.7, at any time from and after the date which is 91 days after the closing of an Initial Public Offering, any or all of the Required Spartan Stockholders, the Required REI Stockholders and the Required SerVaas Stockholders may request registration under the Securities Act of all or part of their Registrable Securities (i) on Form S-1 or S-2 or any similar long-form registration statement (any such registration, a "LONG-FORM REGISTRATION"), or (ii) on Form S-3 or any similar short-form registration statement (any such registration, a "SHORT-FORM REGISTRATION"), if the Company qualifies to use such short form. Within 10 days after its receipt of any such request, the Company will give written notice of such request to all other holders of Registrable Securities. Thereafter, the Company will use all reasonable efforts to effect the registration under the Securities Act on the form requested by the Requesting Investors, and to include in such registration,
(i) all Registrable Securities which the Requesting Investors have so requested to be included therein and (ii) all other Registrable Securities with respect to which the Company has received written requests for inclusion therein by the Stockholders within 30 days after their receipt of the Company's notice, subject in each case to the provisions of Section 2.5.

          (c) Any Requesting Investors which request a Demand Registration pursuant to Section 2.1 (b) may, at any time prior to the effective date of the registration statement relating to such Demand Registration, revoke such request by providing written notice to the Company; PROVIDED, HOWEVER, that notwithstanding such revocation, such Demand Registration shall be deemed a request for purposes of Section 2.2 unless, after consultation with the Company and any proposed underwriter, the Requesting Investors in good faith determine that the Registrable Securities which they have requested to be registered would not be sold pursuant to such Demand Registration within a reasonable amount of time or at a price acceptable to such Requesting Investors.

          (d)  Any request for a Demand Registration pursuant to this
Article II shall specify the number of Registrable Securities proposed to be sold by the Requesting Investors and, in the case of a Demand Registration requested pursuant to Section 2.1(b), the intended method of disposition thereof.

                                              REGISTRATION RIGHTS AGREEMENT

          2.2  LONG-FORM REGISTRATIONS.

          In addition to their right to request a Qualifying Offering pursuant to Section 2.1(a), the Required Spartan Stockholders, the Required REI Stockholders and the Required SerVaas Stockholders will each be entitled to request pursuant to Section 2.1(b) up to two Long-Form Registrations. The Company will pay all Registration Expenses in connection with any such Long-Form Registration. All Long-Form
Registrations (unless otherwise requested by the relevant Requesting Investor) shall be underwritten registrations.

          2.3  SHORT-FORM REGISTRATIONS.

          In addition to the Long-Form Registrations contemplated by
Section 2.2, the Required Spartan Stockholders, the Required REI Stockholders and the Required SerVaas Stockholders will each be entitled to request an unlimited number of Short-Form Registrations in which the Company will pay all Registration Expenses. Demand Registrations will be Short-Form Registrations whenever the Company is qualified to use Form S-3 or any similar short form registration statement. Once the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its reasonable best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

          2.4  EFFECTIVE REGISTRATION STATEMENT.

          No Demand Registration shall be deemed to have been requested or effected for purposes of Section 2.1 (a) or 2.2:

          (i) unless a registration statement with respect thereto has become effective (other than in connection with a revocation notice delivered pursuant to Section 2.1(c));

          (ii) if, after it has become effective, any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court for any reason, affecting any of the Registrable Securities covered by such registration statement, is threatened in writing or issued by the Commission or other governmental agency or court;

         (iii) if the Company declines to effect such Demand
               Registration pursuant to Section 2.7(a) or delivers a Black-Out Notice with respect to such Demand Registration;

                                              REGISTRATION RIGHTS AGREEMENT

          (iv) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such Demand Registration are not satisfied by reason of a failure by or inability of the Company to satisfy any of such conditions, or the occurrence of an event outside the reasonable control of the relevant Requesting Investors;

          (v) other than in the case of a Qualifying Offering, if the Requesting Investors have made the determination contemplated by the PROVISO to
               Section 2.1(c) with respect to such Demand
               Registration and have notified the Company of such determination in a revocation notice delivered in accordance with Section 3.1(b); or

          (vi) other than in the case of a Qualifying Offering, if the Requesting Investors are not able to register and sell at least 80% of the amount of Registrable Securities which they requested to be included in such registration;

PROVIDED that the Company will pay all Registration Expenses in connection with any Demand Registration if pursuant to this Section 2.4 the registration is deemed not to have been requested or effected.

          2.5  PRIORITY ON DEMAND REGISTRATIONS.

          (a) The Company will not include in any Demand Registration (other than a Qualifying Offering requested pursuant to Section 2.1(a)) any securities which are not Registrable Securities without the written consent of the Requisite Requesting Investors. The Company will not include in any Qualifying Offering requested pursuant to Section 2.1(a) any securities, other than Registrable Securities or shares of Common Stock to be sold by the Company, without the written consent of the Requisite Requesting Investors.

          (b) If the Requesting Investors and other holders of Registrable Securities request Registrable Securities to be included in a Demand Registration which is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities requested to be included exceeds the number of Registrable Securities which can be sold in such offering within a price range acceptable to the Requisite Requesting Investors, the Company will include any securities to be sold in such Demand Registration in the following order:

                                              REGISTRATION RIGHTS AGREEMENT

           (i) in the case of a Demand Registration (other than a Qualifying Offering requested pursuant to Section 2.1(a)), (w) FIRST, the Registrable Securities requested to be included in such registration by the Requesting Investors; (x) SECOND, the Registrable Securities requested to be included in such registration by other Stockholders in accordance with Section 2.1(b), PROVIDED that if the managing underwriters determine in good faith that a lower number of Registrable Securities should be included, then only that lower number of Registrable Securities requested to be included by other Stockholders shall be included in such registration, and the other Stockholders shall participate in the registration on a pro rata basis in accordance with the number of Registrable Securities requested to be included in such registration by each such Stockholder, (y) THIRD, subject to Section 2.5(a), the securities which the Company proposes to sell and (z) FOURTH, any securities other than Registrable Securities to be sold by persons other than the Company included pursuant to Section 2.5(a); and

          (ii) in the case of a Qualifying Offering requested pursuant to
          Section 2.1(a), (w) FIRST, the shares of Common Stock which the Company proposes to sell, (x) SECOND, the Registrable Securities requested to be included in the Qualifying Offering by the Stockholders in accordance with Section 2.1(a), PROVIDED that if the managing underwriters determine in good faith that a lower number of Registrable Securities should be included, then only that lower number of Registrable Securities requested to be included by the Stockholders shall be included in the Qualifying Offering, and the Stockholders shall participate in the Qualifying Offering on a pro rata basis in accordance with the number of Registrable Securities requested to be included in the Qualifying Offering by each Stockholder; (y) THIRD, subject to
          Section 2.5(a), any other securities the Company proposes to sell; and (z) FOURTH, any securities other than Registrable Securities to be sold by persons other than the Company included pursuant to Section 2.5(a).

          (c) Any Person (other than Stockholders) including any securities in a Demand Registration must pay its share of the Registration Expenses as provided in Article VI.

          2.6  SELECTION OF UNDERWRITERS.

          The Requesting Investors will have the right to select the underwriters and the managing underwriter to administer any Demand Registration (which underwriters and managing underwriter shall be reasonably acceptable to the Company).

                                              REGISTRATION RIGHTS AGREEMENT

          2.7  BLACK-OUT RIGHTS AND POSTPONEMENT.

          (a) The Company shall not be required to effect a Demand Registration if the Company, within the 120-day period preceding the date of a request for a Demand Registration, has effected a registration of securities in which the Requesting Investors were entitled to participate to the fullest extent pursuant to Demand Registration rights under Article II or Piggyback Registration rights under Article III.

          (b) The Company may, upon written notice (a "BLACK-OUT NOTICE") to the Requesting Investors requesting a Demand Registration, require such Requesting Investors to withdraw such Demand Registration upon the good faith determination by the Company that such postponement is necessary (i) to avoid disclosure of material non-public information or (ii) as a result of a pending material financing or acquisition transaction, and in each case, each of the Spartan Stockholders, the REI Stockholders and the SerVaas Stockholders may not request another Demand Registration for a period of up to 120 days, as specified by the Company in such Black-Out Notice. The Company may only give a Black-Out Notice where the giving of such notice has been specifically approved by the Board. Upon receipt of a Black-Out Notice, the related Demand Registration shall be deemed to be rescinded and retracted and shall not be counted as a Demand Registration for any purpose. The Company may not deliver more than three Black-Out Notices in any 12-month period; PROVIDED, HOWEVER, that the aggregate number of days covered by Black-Out Notices in any 12-month period shall not under any circumstances exceed 120.


                                ARTICLE III
                          PIGGYBACK REGISTRATIONS

          3.1  RIGHT TO PIGGYBACK.

          Whenever the Company proposes (other than pursuant to a Demand Registration or an Initial Public Offering (unless otherwise agreed by the Company)) to register any of its equity securities under the Securities Act (whether for the Company's own account (other than on Forms S-4 or S-8 or any successor forms) or for the account of any other Person) (a "PIGGYBACK REGISTRATION"), the Company will give prompt written notice to all Spartan Stockholders, REI Stockholders and SerVaas Stockholders (the "PIGGYBACK HOLDERS") of its intention to effect such a registration, and such notice shall offer each Piggyback Holder the opportunity to register on the same terms and conditions such number of such Piggyback Holder's Registrable Securities as such Piggyback Holder may request. The Company will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein by the

                                              REGISTRATION RIGHTS AGREEMENT

Piggyback Holders within 30 days after their receipt of the Company's notice, subject to the provisions of Sections 3.3 and 3.4.

          3.2  PIGGYBACK EXPENSES.

          The Registration Expenses of the holders of Registrable
Securities will be paid by the Company in all Piggyback Registrations.

          3.3  PRIORITY ON PRIMARY REGISTRATIONS.

          If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration are such that the success of the offering would be materially and adversely affected, the Company will include any securities to be sold in such Piggyback Registration in the following order: (i) FIRST, the securities which the Company proposes to sell, (ii) SECOND, the Registrable Securities requested to be included in such registration by the Piggyback Holders in accordance with Section 3.1, PROVIDED that if the managing underwriters determine in good faith that a lower number of Registrable Securities should be included, then the Company shall be required to include in such registration only that lower number of Registrable Securities, and the Piggyback Holders shall participate in such registration on a pro rata basis in accordance with the number of Registrable Securities requested to be included in such registration by each Piggyback Holder, and (iii) THIRD, any other securities proposed to be included in such registration.

          3.4  PRIORITY ON SECONDARY REGISTRATIONS.

          If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration is such that the success of the offering would be materially and adversely affected, the Company will include any securities to be sold in such registration in the following order: (i) FIRST, the securities which such holders propose to sell, (ii) SECOND, the Registrable Securities requested to be included in such registration by the Piggyback Holders in accordance with Section 3.1, PROVIDED that if the managing underwriters determine in good faith that a lower number of Registrable Securities should be included, then the Company shall be required to include in such registration only that lower number of Registrable Securities, and the Piggyback Holders shall participate in such registration on a pro rata basis in accordance with the number of Registrable Securities requested to be included in such registration by each Piggyback Holder, and (iii) THIRD, any other securities proposed to be included in such registration.

                                              REGISTRATION RIGHTS AGREEMENT

                                ARTICLE IV
                            HOLDBACK AGREEMENTS

          4.1  HOLDBACK.

          Each holder of Registrable Securities agrees not to effect any public sale or distribution of Registrable Securities, or any securities convertible, exchangeable or exercisable for or into Registrable Securities, during the seven days prior to, and the 90-day period beginning on, the effective date of (a) an Initial Public Offering or (b) any underwritten Demand Registration or any underwritten Piggyback Registration in which such holder had an opportunity to participate without cutback under Article III hereof (in each case except as part of such Initial Public Offering or underwritten registration), unless the managing underwriters of such Initial Public Offering or underwritten registration otherwise agree.

          4.2  COMPANY HOLDBACK.

          The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible, exchangeable or exercisable for or into such securities, during the 14 days prior to, and during the 90-day period beginning on, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which holders of Registrable Securities are selling stockholders (except as part of such underwritten registration or pursuant to registration on Form S-4 or S-8 or any similar successor form), unless the managing underwriters of such underwritten Demand Registration or underwritten Piggyback Registration otherwise agree, and (ii) to use all reasonable efforts to cause each holder of at least 5% (on a fully-diluted basis) of its equity securities to agree not to effect any public sale or distribution of any such equity securities or any securities convertible, exchangeable or exercisable for or into such equity securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the managing underwriters of such underwritten Demand Registration or underwritten Piggyback Registration otherwise agree.


                                 ARTICLE V
                          REGISTRATION PROCEDURES

          Whenever the Stockholders have requested that a Qualifying Offering be effected in accordance with Section 2.1(a) or that any Registrable Securities be registered in accordance with Article II or III, the Company will use all reasonable efforts to effect the Qualifying Offering or the registration and the sale of such Registrable Securities in

                                              REGISTRATION RIGHTS AGREEMENT

accordance with the intended method of disposition thereof, as the case may be, and pursuant thereto the Company will as expeditiously as possible (or, in the case of clause (p) below, will not):

          (a) prepare and file with the Commission a registration statement with respect to such Qualifying Offering or such Registrable Securities, as the case may be (such registration statement to include in each case all information which the holders of the Registrable Securities to be registered thereby, if any, shall reasonably request) and use all reasonable efforts to cause such registration statement to become effective, PROVIDED that as promptly as practicable before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will (i) furnish copies of all such documents proposed to be filed to (x) one counsel selected by the Required Spartan Stockholders, one counsel selected by the Required REI Stockholders and one counsel selected by the Required SerVaas Stockholders, in the case of a Qualifying Offering requested pursuant to Section 2.1(a), or (y) in all other cases, to one counsel selected by the Requesting Investors, and in each case the Company shall not file any such documents to which any such relevant counsel shall have reasonably objected on the grounds that such document does not comply in all material respects with the requirements of the Securities Act, and (ii) notify each Spartan Stockholder, each REI Stockholder and each SerVaas Stockholder, in the case of a Qualifying Offering requested pursuant to Section 2.1(a), and each holder of Registrable Securities covered by such registration statement, in all other cases, of (x) any request by the Commission to amend such registration statement or amend or supplement any prospectus, or (y) any stop order issued or threatened by the Commission, and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

          (b) (i) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective at all times during the period commencing on the effective date of such registration statement and ending on the first date as of which all Registrable Securities (and all shares of Common Stock to be sold by the Company, in the case of a Qualifying Offering requested pursuant to Section 2.1(a)) covered by such registration statement are sold in accordance with the intended plan of distribution set forth in such registration statement and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                                              REGISTRATION RIGHTS AGREEMENT

          (c) furnish, without charge, (i) in the case of a Qualifying Offering requested pursuant to Section 2.1(a), to each Spartan Stockholder, each REI Stockholder and each SerVaas Stockholder, five conformed copies of such registration statement, each amendment and supplement thereto and the prospectus included in such registration statement (including each preliminary prospectus and, in the case of two of such copies, including all exhibits thereto and documents incorporated by reference therein), and
(ii) in all other cases, to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus and, in each case, including all exhibits thereto and documents incorporated by reference therein) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify the Registrable Securities, if any, covered by such registration statement under such other securities or blue sky laws of such jurisdictions as any seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect and to do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of any such Registrable Securities owned by such seller; PROVIDED, HOWEVER, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

          (e) furnish to each seller of the Registrable Securities, if any, covered by such registration statement a signed copy, addressed to such seller (and the underwriters, if any) of an opinion of counsel for the Company or special counsel to the selling stockholders, dated the effective date of such registration statement (and, if such registration statement includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel delivered to the underwriters in underwritten public offerings, and such other legal matters as the seller (or the underwriters, if any) may reasonably request;

          (f) notify each Spartan Stockholder, each REI Stockholder and each SerVaas Stockholder (in the case of a Qualifying Offering requested

                                              REGISTRATION RIGHTS AGREEMENT

pursuant to Section 2.1(a)) and each seller of Registrable Securities covered by such registration statement (in all other cases), at a time when a prospectus relating to such Qualifying Offering or Registrable Securities (as the case may be) is required to be delivered under the Securities Act, of the occurrence of any event known to the Company as a result of which the prospectus included in such registration statement, as then in effect, contains an untrue statement of a material fact or omits to state any fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and, at the request of any seller of Registrable Securities covered by such registration statement, (i) the Company will prepare and furnish such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made and (ii) the Company shall extend the period during which such registration statement shall be maintained effective by the number of days during the period from and including the date of the giving of such notice to such seller to the date when the Company made available to such seller an appropriately amended or supplemented prospectus;

          (g) cause the Registrable Securities, if any, covered by such registration statement to be listed on each securities exchange on which similar securities issued by the Company are then listed and to enter into such customary agreements as may be required in furtherance thereof, including without limitation listing applications and indemnification agreements in customary form;

          (h) provide a transfer agent and registrar for the Registrable Securities, if any, covered by such registration statement not later than the effective date of such registration statement;

          (i) enter into such customary arrangements and take all such other actions as the holders of a majority (by number of shares) of the Registrable Securities, if any, covered by such registration statement or the underwriters, if any, reasonably request in order to expedite or facilitate the Qualifying Offering or the disposition of such Registrable Securities (including using its best efforts to effect a stock split or a combination of shares);

          (j) make available for inspection by any seller of Registrable Securities covered by such registration statement, any underwriter participating in any disposition of securities pursuant to such registration statement and any attorney, accountant or other agent retained

                                              REGISTRATION RIGHTS AGREEMENT

by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (k) subject to other provisions hereof, use all reasonable efforts to cause the Registrable Securities, if any, covered by such registration statement to be registered with or approved by such governmental agencies or authorities or self-regulatory organizations as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

          (l) use all reasonable efforts to obtain a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, addressed to the Company, to each seller of the Registrable Securities (if any) covered by such registration statement, and to the underwriters, if any, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to the underwriters in underwritten public offerings of securities and such other financial matters as any such seller or the underwriters, if any, may reasonably request;

          (m) otherwise use all reasonable efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, in each case as soon as practicable, an earnings statement covering a period of at least twelve months, beginning with the first month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

          (n) permit any holder of Registrable Securities covered by such registration statement, which holder, in the sole judgment, exercised in good faith, of such holder might be deemed to be a controlling person of the Company (within the meaning of the Securities Act or the Exchange Act) to participate in the preparation of such registration statement and to include therein material, furnished to the Company in writing, which in the reasonable judgment of such holder should be included and which is reasonably acceptable to the Company;

                                              REGISTRATION RIGHTS AGREEMENT

          (o) use all reasonable efforts to obtain the lifting at the earliest possible time of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus included therein;

          (p) at any time file or make any amendment to such registration statement, or any amendment of or supplement to the prospectus included therein (including amendments of the documents incorporated by reference into the prospectus), (i) of which each Spartan Stockholder, each REI Stockholder and each SerVaas Stockholder and the managing underwriters (in the case of a Qualifying Offering requested pursuant to Section 2.1(a)) or each seller of Registrable Securities covered by such registration statement or the managing underwriters, if any (in all other cases), shall not have previously been advised and furnished a copy or (ii) to which the Required Spartan Stockholders, the Required REI Stockholders, the Required SerVaas Stockholders, the managing underwriters or counsel for the Required Spartan Stockholders, the Required REI Stockholders, the Required SerVaas Stockholders or the managing underwriters (in the case of a Qualifying Offering requested pursuant to Section 2.1(a)), or the sellers of a majority (by number of shares) of the Registrable Securities covered by such registration statement, the managing underwriters (if any) or counsel for such sellers or any such managing underwriters (in all other cases), shall reasonably object;

          (q) make such representations and warranties (subject to appropriate disclosure schedule exceptions) to the sellers of the Registrable Securities, if any, covered by such registration statement and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters and selling holders, as the case may be, in underwritten public offerings of substantially the same type; and

          (r) if such registration statement refers to any seller of Registrable Securities covered thereby by name or otherwise as the holder of any securities of the Company then (whether or not such seller is or might be deemed to be a controlling person of the Company), (i) at the request of such seller, insert therein language, in form and substance reasonably satisfactory to such seller, the Company and the managing underwriters, if any, to the effect that the holding by such seller of such securities is not to be construed as a recommendation by such seller of the investment quality of the Registrable Securities or the Company's other securities covered thereby and that such holding does not imply that such seller will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such seller by name or otherwise is not required by the Securities Act, any similar Federal or state statute, or any rule or regulation of any regulatory body having jurisdiction over the offering, at the request of such seller, delete the reference to such seller.

                                              REGISTRATION RIGHTS AGREEMENT

                                ARTICLE VI
                           REGISTRATION EXPENSES

          6.1  FEES GENERALLY.

          All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance, the expenses and fees for listing securities on one or more securities exchanges in connection with a Qualifying Offering or pursuant to clause (g) of Article V, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting fees, discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES") shall be borne by the Company, except that each Stockholder shall pay any underwriting fees, discounts or commissions attributable to the sale of its Registrable Securities.

          6.2  COUNSEL FEES.

          In connection with a Qualifying Offering requested pursuant to
Section 2.1(a), the Company will (a) reimburse the Spartan Stockholders for the reasonable fees and disbursements of one counsel selected by the Required Spartan Stockholders, (b) reimburse the REI Stockholders for the reasonable fees and disbursements of one counsel selected by the Required REI Stockholders and (c) reimburse the SerVaas Stockholders for the reasonable fees and disbursements of one counsel selected by the Required SerVaas Stockholders. In connection with each other Demand Registration, the Company will reimburse the Requesting Investors for the reasonable fees and disbursements of one counsel selected by the Requesting Investors.


                                ARTICLE VII
                          UNDERWRITTEN OFFERINGS

          7.1  DEMAND UNDERWRITTEN OFFERINGS.

          If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a Demand Registration, the Company will enter into an underwriting agreement with such underwriters for such

                                              REGISTRATION RIGHTS AGREEMENT

offering, such agreement to be satisfactory in substance and form to the Requesting Investor requesting such Demand Registration (or, in the case of a Qualifying Offering requested pursuant to Section 2.1(a), the holders of a majority (by number of shares) of the Registrable Securities included in such Demand Registration) and the underwriters, to contain such representations and warranties by the Company and such other terms as are generally included in agreements of this type, including indemnities customarily included in such agreements, and to be otherwise reasonably satisfactory in form and substance to the Company. The holders of the Registrable Securities to be distributed by such underwriters will cooperate in good faith with the Company in the negotiation of the underwriting agreement. The holders of the Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to the obligations of such holders of Registrable Securities. The Company shall cooperate with any such holder of Registrable Securities in order to limit any representations or warranties to, or agreements with, the Company or the underwriters to be made by such holder only to representations, warranties or agreements regarding such holder, such holder's Registrable Securities, such holder's intended method of distribution and any other representation required by applicable law.

          7.2  INCIDENTAL UNDERWRITTEN OFFERINGS.

          If the Company at any time proposes to register any of its equity securities under the Securities Act as contemplated by Article III and such equity securities are to be distributed by or through one or more underwriters, the Company will, if requested by any Piggyback Holder as provided in Article III, arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Piggyback Holder, subject to the limitations set forth in Article III, among the securities to be distributed by such underwriters. The holders of the Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters, and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to the obligations of such holders of Registrable Securities. The Company shall cooperate with

                                              REGISTRATION RIGHTS AGREEMENT

any such holder of Registrable Securities in order to limit any representations or warranties to, or agreements with, the Company or the underwriters to be made by such holder only to representations, warranties or agreements regarding such holder, such holder's Registrable Securities, such holder's intended method of distribution and any other representation required by applicable law.


                               ARTICLE VIII
                              INDEMNIFICATION

          8.1  INDEMNIFICATION BY THE COMPANY.

          The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each of the holders of any Registrable Securities covered by a registration statement that has been filed with the Commission pursuant to this Agreement, each other Person, if any, who controls such holder within the meaning of the Securities Act or the Exchange Act, and each of their respective directors, general partners and officers, as follows:

          (i) against any and all loss, liability, claim, damage or expense (other than amounts paid in settlement) incurred by such Person arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary prospectus or prospectus included therein (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense incurred by such Person to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, in each case whether commenced or threatened, or of any claim whatsoever, that is based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is

                                              REGISTRATION RIGHTS AGREEMENT

               effected with the written consent of the Company
               (which consent shall not be unreasonably withheld or delayed); and

        (iii) against any and all expense incurred by such Person in connection with investigating, preparing or defending against any litigation or any investigation or proceeding by any governmental agency or body, in each case whether commenced or threatened in writing, or against any claim whatsoever, that is based upon any such untrue statement or omission or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above;

PROVIDED, HOWEVER, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of or based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder expressly for use in the preparation of any registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary prospectus or prospectus included therein (or any amendment or supplement thereto); and PROVIDED FURTHER, HOWEVER, that the Company will not be liable to any holder of Registrable Securities (or any other indemnified Person) under the indemnity agreement in this
Section 8.1, with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, liability, claim, damage or expense of such holder (or other indemnified Person) results from the fact that such holder sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously and timely furnished copies thereof to such holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any other Person eligible for indemnification under this Section 8.1, and shall survive the transfer of such securities by such seller.

          8.2  INDEMNIFICATION BY A SELLING STOCKHOLDER.

          In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder agrees to indemnify and hold harmless (in the same manner and to the same extent as

                                              REGISTRATION RIGHTS AGREEMENT

set forth in Section 8.1 of this Agreement), to the extent permitted by law, the Company and its directors, officers and controlling Persons, and their respective directors, officers and general partners, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus included therein, or any amendment or supplement thereto, or to any such prospectus, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information that relates only to such holder or the plan of distribution that is expressly furnished to the Company by or on behalf of such holder for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, or such holder, as the case may be, or any of their respective directors, officers, controlling Persons or general partners and shall survive the transfer of Registrable Securities by such holder. With respect to each claim pursuant to this Section 8.2, each holder's maximum liability under this Section 8.2 shall be limited to an amount equal to the net proceeds actually received by such holder (after deducting any underwriting fees, discount and expenses) from the sale of Registrable Securities being sold pursuant to such registration statement or prospectus by such holder.

          8.3  INDEMNIFICATION PROCEDURE.

          Within 10 days after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in Section 8.1 or Section 8.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 8.1 or Section 8.2 except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action or proceeding is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal fees and expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment an actual or potential conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, in which case the indemnifying party shall

                                              REGISTRATION RIGHTS AGREEMENT

not be liable for the fees and expenses of (i) in the case of a claim referred to in Section 8.1, more than one counsel (in addition to any local counsel) for all indemnified parties selected by the holders of a majority (by number of shares) of the Registrable Securities held by such indemnified parties, or (ii) in the case of a claim referred to in Section 8.2, more than one counsel (in addition to any local counsel) for the Company, in each case in connection with any one action or separate but similar or related actions or proceedings. An indemnifying party who is not entitled to (pursuant to the immediately preceding sentence), or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party an actual or potential conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels as may be reasonable in light of such conflict. The indemnifying party will not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit, investigation or proceeding in respect of which indemnification may be sought hereunder (whether or not such indemnified party or any Person who controls such indemnified party is a party to such claim, action, suit, investigation or proceeding), unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit, investigation or proceeding. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any indemnified party will have the right to retain, at its own expense, counsel with respect to the defense of a claim.

          8.4  UNDERWRITING AGREEMENT.

          The Company, and each holder of Registrable Securities requesting registration of all or any part of such holder's Registrable Securities pursuant to Article II or Article III, shall provide for the foregoing indemnity (with appropriate modifications) in any underwriting agreement entered into in connection with a Demand Registration or a Piggyback Registration with respect to any required registration or other qualification of Registrable Securities under any Federal or state law or regulation of any governmental authority.

          8.5  CONTRIBUTION.

          If the indemnification provided for in Section 8.1 or 8.2 is unavailable to hold harmless an indemnified party under such Section, then each indemnifying party shall contribute to the amount paid or payable by

                                              REGISTRATION RIGHTS AGREEMENT

such indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in Section 8.1 or Section 8.2, as the case may be, in such proportion as is appropriate to reflect the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations, including the relative benefits received by each party from the offering of the securities covered by the relevant registration statement, the parties' relative knowledge and access to information concerning the matter with respect to which the relevant claim was asserted and the parties' relative opportunities to correct and prevent any relevant statement or omission. Without limiting the generality of the foregoing, the parties' relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to relevant information and opportunity to correct or prevent any such untrue statements or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 8.5 were to be determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first and second sentences of this Section 8.5. The amount paid by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the first sentence of this Section 8.5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending the relevant action or proceeding and shall be limited as provided in Section 8.3 if the indemnifying party has assumed the defense of the relevant action or proceeding in accordance with the provisions of Section 8.3. Promptly after receipt by an indemnified party under this Section 8.5 of notice of the commencement of any action or proceeding against such party in respect of which a claim for contribution may be made against an indemnifying party under this Section 8.5, such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in Section 8.3 has not been given with respect to such action or proceeding; PROVIDED, HOWEVER, that the omission to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may otherwise have to any indemnified party under this
Section 8.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. The Company and each holder of Registrable Securities agrees with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that (i) the underwriters' portion of the contribution paid to such holders pursuant to

                                              REGISTRATION RIGHTS AGREEMENT

this Section 8.5 shall not exceed the total underwriting fees, discounts and commissions in connection with the relevant offering and (ii) that the total amount of any such holder's contributions under this Section 8.5 shall not exceed an amount equal to the net proceeds actually received by such holder from the sale of Registrable Securities in the offering to which the losses, liabilities, claims, damages or expenses of the indemnified parties relate. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          8.6  PERIODIC PAYMENTS.

          The indemnification required by this Article VIII shall be made by periodic payments of the amount thereof during the course of the relevant investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.


                                ARTICLE IX
                                 RULE 144

          If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable Securities without registration under the Securities Act in compliance with (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.


                                 ARTICLE X
                PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

          No holder of Registrable Securities may participate in any underwritten registration hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any

                                              REGISTRATION RIGHTS AGREEMENT

underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, escrow agreements and other documents reasonably required under the terms of such underwriting arrangements and consistent with the provisions of this Agreement.


                                ARTICLE XI
                               MISCELLANEOUS

          11.1 NO INCONSISTENT AGREEMENTS.

          The Company represents and warrants that it does not currently have, and covenants that it will not hereafter enter into, any agreement which is inconsistent with, or would otherwise restrict the performance by the Company of, its obligations hereunder.

          11.2 ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES.

          The Company will use all reasonable efforts not to take any action, and not to fail to take any action which it may properly take, with respect to its securities if such action or failure to act would adversely affect (a) the ability of the holders of Registrable Securities to include Registrable Securities in a registration undertaken pursuant to this Agreement or (b) to the extent within the Company's control, would adversely affect the marketability of such Registrable Securities in any such registration (it being understood that the actions referred to in this Section 11.2 include effecting a stock split or a combination of shares).

          11.3 SPECIFIC PERFORMANCE.

          The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy that may be available to any of them at law or equity; PROVIDED, HOWEVER, that each of the parties hereto agrees to provide the other parties with written notice at least two business days prior to filing any motion or other pleading seeking a temporary restraining order, a temporary or permanent injunction, specific performance, or any other equitable remedy and to give the other parties and their counsel a reasonable opportunity to attend and participate in any judicial or administrative hearing or other proceeding held to adjudicate or rule upon any such motion or pleading.

                                              REGISTRATION RIGHTS AGREEMENT

          11.4 ACTIONS TAKEN; AMENDMENTS AND WAIVERS.

          Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective against the Company or any holder of Registrable Securities, unless such modification, amendment or waiver is approved in writing by the Company, the Required Spartan Stockholders, the Required REI Stockholders and the Required SerVaas Stockholders. Each of the Stockholders and the Company shall be bound by each modification, amendment or waiver authorized in accordance with this Section 11.4, regardless of whether the certificates evidencing the Registrable Securities shall have been marked to indicate such modification, amendment or waiver. The failure of any party hereto to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          11.5 SUCCESSORS AND ASSIGNS.

          This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities, except to the extent reserved to or by the transferor in connection with any such transfer; PROVIDED, HOWEVER, that the benefits of this Agreement shall inure to and be enforceable by any transferee of Registrable Securities only if such transferee shall have acquired such Registrable Securities in accordance with the terms of the Stockholders' Agreement and shall have executed a Registration Rights Joinder Agreement.

          11.6 NOTICES.

          (a) All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission or mailed (by registered or certified mail, postage prepaid, return receipt requested) or delivered by reputable overnight courier, fee prepaid, to the parties at the following addresses or facsimile numbers:

                                              REGISTRATION RIGHTS AGREEMENT

               If to any Spartan Stockholder, to:

               Spartan Motors, Inc.
               1000 Reynolds Road
               Charlotte, Michigan  48813
               Facsimile No.:  (517) 543-7729
               Attn:  George Sztykiel


                    with a copy to:

               Foster, Swift, Collins & Smith
               313 South Washington Square
               Lansing, MI  48933
               Facsimile No.:  (571) 371-8200
               Attn:  James B. Jensen, Jr., Esq.

               If to any REI Stockholder, to:

               Recovery Equity Investors II, L.P.
               901 Mariner's Island Boulevard
               Suite 465
               San Mateo, CA  94404
               Facsimile No.:  (415) 578-9842
               Attn:  Joseph J. Finn-Egan
                      Jeffrey A. Lipkin

                    with a copy to:

               Morgan, Lewis & Bockius LLP
               101 Park Avenue
               New York, New York 10178
               Facsimile No.:  212-309-6273
               Attn:  Philip H. Werner, Esq.

               If to any SerVaas Stockholder, to:

               The Curtis Publishing Company
               1000 Waterway Boulevard
               Indianapolis, IN  46202
               Facsimile No.:  (317) 633-8813
               Attn:  Dr. Beurt SerVaas

                                              REGISTRATION RIGHTS AGREEMENT

                    with a copy to:

               Leeuw, Plopper & Beeman
               135 North Pennsylvania Street
               2000 First Indiana Plaza
               Indianapolis, IN 46204
               Facsimile No.:  (317) 264-5420
               Attn:  Stephen E. Plopper, Esq.

               If to the Company, to:

               Carpenter Industries Inc.
               1100 Industries Road
               Richmond, IN 47374
               Facsimile No.:  (317) 965-4100
               Attn:  Timothy S. Durham

                    with a copy to:

               Leeuw, Plopper & Beeman
               135 North Pennsylvania Street
               2000 First Indiana Plaza
               Indianapolis, IN  46204
               Facsimile No.:  (317) 264-5420
               Attn:  Stephen E. Plopper, Esq.

          (b) All such notices, requests and other communications will be deemed delivered upon receipt. Any party hereto may from time to time change its address, facsimile number or other information for the purpose of notices to such party by giving notice specifying such change to the other parties hereto in accordance with Section 11.6(a).

          11.7 HEADINGS; CERTAIN CONVENTIONS.

          The headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof. Unless the context otherwise expressly requires, all references herein to Articles, Sections and Exhibits are to Articles and Sections of, and Exhibits to, this Agreement. The words "herein," "hereunder" and "hereof" and words of similar import refer to this Agreement as a whole and not to any particular Section or provision. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

                                              REGISTRATION RIGHTS AGREEMENT

          11.8 GENDER.

          Whenever the pronouns "he" or "his" are used herein they shall also be deemed to mean "she" or "hers" or "it" or "its" whenever applicable. Words in the singular shall be read and construed as though in the plural and words in the plural shall be construed as though in the singular in all cases where they would so apply.

          11.9 INVALID PROVISIONS.

          If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable,
(ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

          11.10 GOVERNING LAW.

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          11.11 CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

          EACH OF THE PARTIES HERETO CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT MAY BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES HERETO ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PARTY AT THE ADDRESS SPECIFIED IN THIS

                                              REGISTRATION RIGHTS AGREEMENT

AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 15 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY PARTY HERETO TO SERVE ANY SUCH LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER OR TO BRING ACTIONS, SUITS OR PROCEEDINGS AGAINST ANY OF THE OTHER PARTIES HERETO IN SUCH OTHER JURISDICTIONS, AND IN SUCH MANNER, AS MAY BE PERMITTED BY ANY APPLICABLE LAW.

          11.12 WAIVER OF JURY TRIAL.

          EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. EACH OF THE PARTIES HERETO ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF SUCH PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE PARTIES HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          11.13 COUNTERPARTS.

          This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

               [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                              REGISTRATION RIGHTS AGREEMENT

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                         CARPENTER INDUSTRIES INC.


                              By:___________________________
                                 Name:
                                 Title:

                         SPARTAN MOTORS, INC.


                              By:___________________________
                                 Name:
                                 Title:

                         RECOVERY EQUITY INVESTORS  II, L.P.
                              By  Recovery Equity Partners II, L.P.,
                                  its general partner


                              By:____________________________
                                 Name:   Joseph J. Finn-Egan
                                 Title:  General Partner


                              By:____________________________
                                 Name:   Jeffrey A. Lipkin
                                 Title:  General Partner


                         CARPENTER INDUSTRIES LLC


                              By:___________________________
                                 Name:
                                 Title:





[Signature Page to Registration Rights Agreement]

                                              REGISTRATION RIGHTS AGREEMENT

                                                                Exhibit A-1

               Form of Registration Rights Joinder Agreement
                         For Permitted Transferees


CARPENTER INDUSTRIES INC.
1100 Industries Road
Richmond, IN  47374

Attention: Chief Executive Officer

Ladies & Gentlemen:

          In consideration of the transfer to the undersigned of [DESCRIBE SECURITY BEING TRANSFERRED] of CARPENTER INDUSTRIES INC., a Delaware corporation (the "COMPANY"), the undersigned represents that it is a Permitted Transferee of [INSERT NAME OF TRANSFEROR] and agrees that, as of the date written below, [HE][SHE][IT] shall become a party to, and a Permitted Transferee as defined in, that certain Registration Rights Agreement dated as of __________, 199_, as such agreement may have been amended from time to time (the "AGREEMENT"), among the Company and the persons named therein, and as a Permitted Transferee shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement that were applicable to the undersigned's transferor, as though an original party thereto and shall be deemed a [SPARTAN STOCKHOLDER] [SERVAAS STOCKHOLDER] [REI STOCKHOLDER] [ADDITIONAL STOCKHOLDER] for all purposes thereof.

          Executed as of the       day of         ,      .

                                   SIGNATORY:__________________________

                                   Address:  __________________________
                                             __________________________

                                   ACKNOWLEDGED AND ACCEPTED:

                                        CARPENTER INDUSTRIES INC.



                                        By ________________________________
                                           Name:
                                           Title:

                                              REGISTRATION RIGHTS AGREEMENT

                                                                Exhibit A-2

               Form of Registration Rights Joinder Agreement
                        For Additional Stockholders

CARPENTER INDUSTRIES INC.
1100 Industries Road
Richmond, IN  47374

Attention: Chief Executive Officer

Ladies & Gentlemen:

          In consideration of the issuance to the undersigned of [DESCRIBE SECURITY BEING ISSUED] of CARPENTER INDUSTRIES INC., a Delaware corporation (the "COMPANY"), the undersigned agrees that, as of the date written below, [HE][SHE][IT] shall become a party to that certain Registration Rights Agreement dated as of ________ __, 199_, as such agreement may have been amended from time to time (the "AGREEMENT"), among the Company and the persons named therein, and shall be fully bound by, and subject to, the covenants, terms and conditions of the Agreement as provided under Section
11.5 of the Agreement as though an original party thereto.

          Executed as of the       day of         ,      .

                                   SIGNATORY:__________________________

                                   Address:  __________________________
                                             __________________________

                                   ACKNOWLEDGED AND ACCEPTED:

                                        CARPENTER INDUSTRIES INC.



                                        By ________________________________
                                           Name:
                                           Title:

                                              REGISTRATION RIGHTS AGREEMENT

                                                                Exhibit A-3

               Form of Registration Rights Joinder Agreement
     For Transferees under Section 2.5 of the Stockholders' Agreement

CARPENTER INDUSTRIES INC.
1100 Industries Road
Richmond, IN  47374

Attention: Chief Executive Officer

Ladies & Gentlemen:

          In consideration of the transfer to the undersigned of [DESCRIBE SECURITY BEING TRANSFERRED] of CARPENTER INDUSTRIES INC. a Delaware corporation (the "COMPANY"), the undersigned agrees that, as of the date written below, [HE][SHE][IT] shall become a party to that certain Registration Rights Agreement dated as of ________ __, 199_, as such agreement may have been amended from time to time (the "AGREEMENT"), among the Company and the persons named therein, and shall be fully bound by, and subject to, the covenants, terms and conditions of the Agreement as provided under Section 11.5 of the Agreement as though an original party thereto.

          Executed as of the       day of         ,      .

                                   SIGNATORY:__________________________

                                   Address:  __________________________
                                             __________________________

                                   ACKNOWLEDGED AND ACCEPTED:

                                        CARPENTER INDUSTRIES INC.



                                        By ________________________________
                                           Name:
                                           Title: